SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) November 21, 2007
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act
---(17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---(17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act(17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))



Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 21, 2007, our Board of Directors approved an amendment to our Bylaws providing for shares of our company's stock to be issued, held and transferred:

     - in certificated form, in which shares are represented by physical certificates, or

     - in uncertificated form, in which shares are held in book-entry form pursuant to a direct registration system without being represented by a physical certificate.

This amendment provides that shares of our company's stock may be issued and held in uncertificated form if our board of directors adopts a resolution permitting such shares to be uncertificated. On November 21, 2007, our company's board of directors adopted such a resolution with respect to our company's common stock. As a result of the Bylaw amendment and this board resolution, our shareholders will be able to have their shares of our company's common stock represented by one or more physical certificates, recorded in uncertificated form, or represented and recorded by a combination of physical certificates and uncertificated book-entries. The Bylaw amendment is designed to be responsive to applicable American Stock Exchange requirements that listed securities be made eligible for inclusion on a direct registration system by January 1, 2008. Prior to our board's approval of the Bylaw amendment, shares of our company's common stock were required to be in certificated form.

In addition to approving the Bylaw amendment referred to above, our board of directors approved the amendment and restatement of our Bylaws. With the exception of the changes made to permit shares being held in uncertificated form, no changes were made to our Bylaws as a part of this amendment and restatement. The amendment and restatement of our Bylaws, which includes the amendment summarized above, became effective on November 21, 2007. However, shareholders will not have the opportunity to put their shares into uncertificated form until later this year when our transfer agent notifies us that it is able to process shareholder requests to do so.

A copy of our amended and restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference. The description of the Bylaw amendment contained in this report is qualified in its entirety by reference to such document.

ITEM 9.01.   Financial Statements and Exhibits.

         (d) Exhibits

         EXHIBIT NO.       DESCRIPTION

         Exhibit 3.2       Amended and Restated Bylaws of AMCON Distributing
                           Company

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: November 28, 2007         By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Chief
                                           Financial Officer